EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER OF ALPHA NETWORK ALLIANCE VENTURES INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Alpha Network Alliance Ventures Inc. for the quarter ended March 31, 2024, the undersigned, Eleazar Rivera, President of Alpha Network Alliance Ventures Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the three months ended March 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the three months ended March 31, 2024 fairly presents, in all material respects, the financial condition and results of operations of Alpha Network Alliance Ventures Inc.

Date: August 29, 2024	/s/ Eleazar Rivera
Eleazar Rivera
President, Secretary and Treasurer
(principal executive officer, principal financial officer, and principal accounting officer)